UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 3, 2017

Date of Report (Date of earliest event reported)

Windtree Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26422	94-3171943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2600 Kelly Road, Suite 100

Warrington, Pennsylvania 18976

(Address of principal executive offices)

(215) 488-9300

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 3, 2017, Windtree Therapeutics, Inc. (the “Company”) received written notification from The Nasdaq Stock Market LLC (“Nasdaq”) that the Nasdaq Qualifications Hearings Panel (the “Panel”) has determined to delist the shares of the Company’s common stock from The Nasdaq Capital Market® and that trading in the Company’s common stock will be suspended on The Nasdaq Capital Market effective at the open of business on Friday, May 5, 2017. The Company's shares are being delisted due to the Company’s continuing failure to comply with the minimum stockholders’ equity requirement set forth in Nasdaq Listing Rule 5550(b)(1).

Item 8.01.	Other Events.

Reference is made to Item 3.01. The Company has filed an application to have its common stock quoted on the OTC Markets’ OTCQB® market tier, an electronic quotation service operated by OTC Markets Group Inc. for eligible securities traded over-the-counter, and expects that trading of the Company's common stock will commence on the OTCQB at the open of business on Friday, May 5, 2017 under its current trading symbol WINT.

The transition to the OTCQB will not have an immediate effect on the Company's business operations. The Company remains on track with its announced clinical development timeline and expects to complete the AEROSURF® phase 2b clinical trial in premature infants 28 to 32 week gestational age and release top line results in mid-2017. The Company expects to continue filing periodic and other required reports with the Securities and Exchange Commission (SEC) under applicable federal securities laws that will be available on the SEC’s website, www.SEC.gov.

However, delisting its common stock from Nasdaq may adversely affect the Company’s ability to raise the significant additional capital that it will require, through public or private sales of equity securities, which may in turn adversely affect the ability of investors to trade the Company’s securities and may negatively impact the value and liquidity of the Company’s common stock. The delisting could also cause the Company to face significant adverse consequences affecting trading in its common stock, including, among others:

●

if the Company’s common stock falls within the definition of a “penny stock,” brokers trading in its common stock will be required to adhere to more stringent rules, which could result in reduced trading activity in the secondary trading market for its securities;

●	reduced trading levels could result in limited or no analyst coverage for the Company;
●	potential limited availability of market quotations for the Company’s common stock could adversely affect liquidity; and
●	restrictions on the Company’s ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future.

See, the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 that the Company filed with the SEC on March 31, 2017.

On May 3, 2017, the Company issued a press release announcing the suspension and delisting, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated May 3, 2017

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to business strategy, outlook, objectives, future milestones, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company’s product development, cash flows, future revenues, the timing of planned clinical trials or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.  Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By	/s/ John Tattory
Name:	John Tattory
Title:	Senior Vice President and Chief Financial Officer

Date: May 3, 2017